UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03627

Greenspring Fund, Incorporated
(Exact name of registrant as specified in charter)

2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Address of principal executive offices) (Zip code)

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, MD  21093-4641
(Name and address of agent for service)

(410) 823-5353
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  June 30, 2012

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

JUNE 30, 2012

This report is intended for shareholders of the
Greenspring Fund, Incorporated and may not be
used as sales literature unless preceded or
accompanied by a current prospectus.

Greenspring Fund, Incorporated

July 2012

Dear Fellow Shareholders:

During the second quarter of 2012, equity markets fell across the board, on increasing concerns over slowing global growth.  Investors adopted an aggressive risk-averse stance, pulling funds from the equity markets in favor of the perceived safety of cash and bonds.  Against this difficult backdrop, the Greenspring Fund followed a similar trend, with its fixed-income holdings sharply outperforming its equity investments.

The European financial crisis once again dominated the headlines with deepening regional recessions and fears of a Euro currency collapse.  Closely watched elections in Greece helped fuel growing anger over economic pain caused by the heavy austerity measures imposed on Greece by the governments providing them with bailout funds.  As if Greece’s looming insolvency was not enough to spook investors, it soon became apparent that Spanish banks also needed to raise capital to offset losses incurred from bad real estate loans.  With the Spanish government lacking sufficient resources to provide the bailout funds, the Eurozone countries were, once again, asked to pledge the necessary capital, only temporarily diffusing the situation.  Whether continued negotiations among Eurozone members result in additional short-term fixes, tighter fiscal union and severe austerity measures, or a total Euro collapse, growth will likely remain challenged for the foreseeable future.

Domestically, economic conditions continued to show mixed results with pockets of stability offset by areas of weakness.  Stable to slightly growing housing and construction markets were offset by lower export demand, payroll, and manufacturing data.  Investors clamoring for another round of Federal Reserve stimulus were disappointed when the Fed announced only an extension of its attempt to lower long-term interest rates through “Operation Twist.”  Additionally, fiscal policy remains fraught with uncertainty and, with capital gains and dividend tax rates set to rise in 2013, many investors and businesses remain on the sidelines.

Greenspring Fund
Performance for the
Periods Ended June 30, 2012
Quarter	-3.54%
Year to Date	2.11%
1 Year	0.24%
3 Years*	7.30%
5 Years*	2.58%
10 Years*	6.92%
15 Years*	5.90%
20 Years*	8.47%
Since inception on 7/1/83*	9.71%
Expense Ratio**	0.93%

* annualized.
** as stated in Prospectus dated 5-1-12. See note on last page of letter.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-366-3863 or visiting the Fund’s web site. The Fund imposes a 2.00% redemption fee for shares held 60 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

During these times of increased angst and genuine cause for concern, we believe Greenspring Fund’s objective of limiting short-term volatility in the portfolio will continue to create long-term value for shareholders, especially during times of global economic fluctuations.  By focusing on the merits of individual companies, whether through stocks or bonds, we hope to better insulate the Fund’s portfolio from the unpredictability and volatility of the global markets.

Greenspring Fund, Incorporated

INFLUENCES on FUND PERFORMANCE

The Fund’s bond investments turned in positive results for the quarter while the equity portion suffered a decline.  The securities with the largest impact on the Fund’s performance during the quarter were all common stock investments and included FTI Consulting, Cisco Systems, Rosetta Resources, PartnerRe Ltd., and Harmonic, Inc. PartnerRe had positive results while the others were all negative.

FTI Consulting, Inc.

The Fund has owned shares of FTI Consulting in varying amounts since September of 2003, and we have discussed the Fund’s investment in FTI in several previous shareholder letters.  FTI provides specialized business consulting services to large corporations, financial institutions and law firms throughout the world.  FTI has strong profit margins and, because it is not a capital-intensive business, generates a significant amount of free cash flow.  The Company reinvests its earnings into growth opportunities, including acquisitions that both strengthen existing business lines and add new skill sets to further diversify its consulting practice.  Currently, the Company has five main business lines, ranging from bankruptcy/restructuring services to strategic corporate communications.  FTI’s mix of businesses is designed to enable the Company to produce a more stable stream of earnings than many consulting companies, as its bankruptcy/restructuring services can flourish during difficult economic conditions, while its pro-cyclical operations may thrive during more robust economic times.

During the quarter, FTI reported first quarter earnings that were below the expectations of Wall Street analysts.  A number of factors influenced the results, but the overriding theme was that the Company was suffering from an economic climate that was not weak enough to allow the bankruptcy/restructuring operations to thrive nor strong enough to drive the more pro-cyclical businesses higher.  The weak earnings report caused the stock price to decline largely due to the concern that, if the current economic muddle-through malaise continues, FTI’s earnings weakness may linger into future quarters.  We believe the current stock price discounts a negative outlook and any improvement in the financial results will likely result in a higher stock price.  Given the Company’s varied business lines, an earnings improvement could be fueled by an increase in consulting work driven by an improving economy or by a global recession that would help the counter-cyclical bankruptcy consulting business.  Additionally, we believe the lower stock price does not assume any benefit from additional acquisitions or share repurchases.  Recently, the Company announced a sizable stock repurchase plan, which, if implemented, should benefit future earnings per share.  In any case, we believe the positive long-term prospects for FTI remain very strong.

% of Net
Greenspring Fund	Assets
Top 10 Holdings	as of
6/30/12
PartnerRe, Ltd.	5.1%
Alcatel-Lucent, Inc. 2.875%, 6/15/25
Convertible Bonds	4.2%
CA, Inc.	3.9%
CCH II LLC 13.500%, 11/30/16	3.4%
Cisco Systems, Inc.	3.3%
j2 Global, Inc.	3.1%
FTI Consulting, Inc.	3.0%
Republic Services, Inc.	2.7%
RadioShack Corp. 2.500%, 8/1/13 –
144A Convertible Bonds	2.7%
Rosetta Resources, Inc. 9.500%, 4/15/18	2.7%

Cisco Systems, Inc.

Cisco Systems, Inc., the global networking equipment bellwether, fell precipitously in early May, after the Company lowered its quarterly earnings guidance during its fiscal third-quarter earnings conference call.  Cisco’s management was one of the first management teams in the market to sound the alarm on rapidly deteriorating European demand amidst the European debt crisis.

Greenspring Fund, Incorporated

Greenspring Fund
Portfolio Allocation
as of June 30, 2012

Following the initial sell-off, Cisco performed solidly, but not nearly enough to offset the earlier drop.

Despite the headwinds caused by a European recession, the Company’s turnaround efforts and capital deployment should continue to create long-term value.  A leaner, more focused sales force is taking share from smaller competitors, while cost reductions and a more streamlined mix of products continue to drive better profit margins.  With over 32 billion dollars in net cash on the balance sheet and annual free cash flow generation in excess of 10 billion dollars, management has extraordinary financial flexibility.  Cisco raised its dividend by 33% in April, and the Company continues to buy back substantial amounts of stock in the market.  While global growth challenges will always affect a company the size of Cisco, we continue to believe that it is positioned better than most to control its own destiny and increase shareholder value despite a murky economic environment.

Rosetta Resources, Inc.

Rosetta Resources develops oil and natural gas properties in North America, primarily in the Eagle Ford region of South Texas.  With nearly 50% of its production derived from oil and natural gas liquids (NGLs), the stock fell in concert with the falling prices of these commodities.  Crude oil prices fell nearly 20% during the quarter due to continued signs of global economic weakness, and NGL pricing also fell substantially, largely due to the supply glut created by accelerated liquids-rich drilling in North America.  Ethane, the second largest byproduct of natural gas liquids, has been hit particularly hard as increased supply has overwhelmed demand by industrial customers who convert it to ethylene used in plastics.  Some of this price weakness appears temporary, as a lack of storage and export infrastructure limits the ability to export ethane despite international ethane prices far exceeding North American levels.  As midstream capacity increases, international business should rise, helping to stabilize the price.  Despite the lower crude and NGL prices, Rosetta’s drilling activities have remained exceptionally profitable, and its strong balance sheet and cash flow are sufficient to internally fund its drilling plans for years to come.  In addition, Rosetta continues to test its substantial acreage position in the Southern Alberta Bakken oil play in Northern Montana.  We believe the current stock price does not adequately reflect the long-term potential of Rosetta’s Eagle Ford drilling inventory or its Alberta Bakken acreage.

INVESTMENT STRATEGY

In the fixed income side of the portfolio, we continue to perform company-specific credit analysis and try to limit our purchases to those bonds where we see clear pathways to debt repayment, regardless of economic or capital market conditions.  This careful process allows us to identify mispriced bonds and potentially capture higher yields without  assuming undue capital risk.  We remain committed  to buying shorter-term, higher-yielding bonds because they provide two substantial benefits.  First, by only looking out a relatively short period of time, we can be more confident in our cash flow analysis.  Second, we are able to better insulate the portfolio against the negative volatility created by rising interest rates.

In the current uncertain and volatile investment environment, the Fund’s fixed income investments have provided steady returns, which have helped smooth out

Greenspring Fund, Incorporated

the more volatile returns of the equity portfolio.  During the quarter, new positions were established in bonds of Frontier Oil, Hanesbrands, Inc., Gannett Co., Scotts Miracle-Gro, Newpark Resources and Cogent Communications.  Positions were closed in Rite Aid Corp., NewMarket Corp. and Integra LifeSciences.

Regarding equity investments, we believe it is more important than ever to focus on companies that are in the enviable position of being able to guide their own destinies by using internally generated free cash flow to carry out their strategies, enabling them to create shareholder value without undue reliance on strong global economic growth or unpredictable capital markets.  Indeed, many companies in the Greenspring Fund’s portfolio are executing their business plans well in this challenging economic environment and deploying cash flows through accretive acquisitions, stock repurchases, and/or growing dividends.  Despite these positive developments, broad investor risk aversion can negatively affect nearly all stock prices in the short run.  Our  experience has taught  us to take  advantage of  market volatility, by selectively adding  to existing holdings and/or initiating new positions at attractive valuations.

During the quarter, additional purchases of existing common stock holdings were made in FTI Consulting, NTELOS Holdings, Republic Services, Suncor Energy, j2 Global, Inc. and Newpark Resources.  New positions were established in GeoEye, Inc. and MYR Group.  The Fund closed its position in Solutia, Inc. and Global Indemnity.

All of us at the Greenspring Fund remain steadfast in our commitment to the investment principles that have generated strong long-term returns for our shareholders over many years and multiple market cycles.  We remain focused on the long-term market landscape and are actively searching for risk-averse investment opportunities during  these uncertain times.  We hope you enjoy the rest of the summer and look forward to reporting improved results for the Greenspring Fund in the fall.

Respectfully,

Charles vK. Carlson	Michael J. Fusting
Portfolio Manager and Co-Chief Investment Officer	Co-Chief Investment Officer

**Total Annual Fund Operating Expenses for the Fund will not correlate to the Ratio of Expenses to Average Net Assets shown in the Fund’s most recent Annual Report and in the financial Highlights section of this Prospectus, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses.

Mutual fund investing involves risk.  Principal loss is possible.  Small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.  Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Current and future portfolio holdings are subject to risk.

Free cash flow measures the cash generating capability of a company by adding certain non-cash charges (e.g. depreciation and amortization) to earnings and subtracting recurring capital expenditures  Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Distributed by Quasar Distributors, LLC

Greenspring Fund, Incorporated

EXPENSE EXAMPLE For the Six Months Ended June 30, 2012 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) redemption fees if you redeem within 60 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (1/1/2012 – 6/30/2012).

Actual Expenses
The first line of the table below provides information about actual account values based on actual returns and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	1/1/2012 –
	1/1/2012	6/30/2012	6/30/2012*
Actual	$1,000.00	$1,021.10	$4.67
Hypothetical
(5% annual return before expenses)	$1,000.00	$1,020.24	$4.67

*	Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited)

Shares		Value
COMMON STOCKS: 47.0%

Business Software and Services: 3.9%
1,035,066	CA, Inc.	$28,039,938

Commercial Banks & Thrifts: 3.2%
55,184	American National Bankshares, Inc.	1,300,135
109,287	BCSB Bancorp, Inc.*	1,495,046
398,801	Cardinal Financial Corp.	4,897,276
65,389	Chicopee Bancorp, Inc.*	946,833
279,112	ESSA Bancorp, Inc.	3,014,410
47,542	First Connecticut Bancorp, Inc.	641,817
5,382	Hampden Bancorp, Inc.	69,643
53,165	Heritage Financial Group, Inc.	684,233
42,897	Middleburg Financial Corp.	729,249
52,900	OceanFirst Financial Corp.	759,644
138,510	OmniAmerican Bancorp, Inc.*	2,968,269
103,203	Shore Bancshares, Inc.	613,026
589,083	Southern National Bancorp of Virginia º	4,465,249
70,439	Westfield Financial, Inc.	514,205
		23,099,035
Communications Equipment: 5.3%
1,360,634	Cisco Systems, Inc.	23,362,086
3,383,952	Harmonic, Inc.*	14,415,635
		37,777,721
Construction & Engineering: 5.1%
339,375	EMCOR Group, Inc.	9,441,413
578,758	MasTec, Inc.*	8,704,520
647,305	Michael Baker Corp.* º	16,888,187
79,950	MYR Group, Inc.*	1,363,947
		36,398,067
Consumer Goods: 0.5%
122,937	Hanesbrands, Inc.*	3,409,043

Electrical Equipment and Instruments: 0.4%
17,400	Emerson Electric Co.	810,492
177,000	GSI Group, Inc.* #	2,028,420
		2,838,912
Healthcare: 1.1%
1,095,989	BioScrip, Inc.*	8,143,199

Insurance: 7.5%
496,992	Assurant, Inc.	17,315,201
484,697	PartnerRe, Ltd.#	36,677,022
		53,992,223
Internet Software & Services: 3.1%
846,541	j2 Global, Inc.	22,365,613

Machinery: 0.1%
20,000	Pentair, Inc.	765,600

Management Consulting: 3.0%
748,688	FTI Consulting, Inc.*	21,524,780

Oil & Gas Equipment & Services: 0.3%
314,014	Newpark Resources, Inc.*	1,852,683

Oil & Gas Exploration & Production: 5.1%
5,626	ConocoPhillips	314,381
171,359	Energen Corp.	7,733,432
61,905	EOG Resources, Inc.	5,578,260
1,309,166	GMX Resources, Inc.*	1,061,734
2,813	Phillips 66	93,504
375,296	Rosetta Resources, Inc.*	13,750,845
276,575	Suncor Energy, Inc.#	8,006,846
		36,539,002
Satellite Imagery Services: 0.1%
68,597	GeoEye, Inc.*	1,061,881

Semiconductors & Semiconductor Equipment: 1.7%
1,697,822	ON Semiconductor Corp.*	12,054,536
34,093	Rudolph Technologies, Inc.*	297,291
		12,351,827
Telecommunications: 0.9%
276,426	Lumos Networks Corp.	2,612,226
188,659	NTELOS Holdings Corp.	3,556,222
		6,168,448
Truck Dealerships: 1.0%
211,930	Rush Enterprises, Inc. – Class A*	3,465,056
295,798	Rush Enterprises, Inc. – Class B*	3,969,609
		7,434,665
Utilities: 2.0%
516,918	PPL Corp.	14,375,489

Waste Management Services: 2.7%
737,658	Republic Services, Inc.	19,518,431

TOTAL COMMON STOCKS
(cost $302,333,117)		337,656,557

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited) (Con’t)

Principal		Value
CONVERTIBLE BONDS: 17.6%

Communications Equipment Manufacturing: 4.2%
$30,145,000	Alcatel-Lucent, Inc., 2.875%, 6/15/25	$29,881,231

Educational: 2.5%
24,024,000	School Specialty, Inc., 3.750%, 11/30/26	18,108,090

Entertainment: 1.1%
8,375,000	Live Nation Entertainment, Inc.,
	2.875%, 7/15/27	8,019,063

Financial Services: 1.7%
12,161,000	Euronet Worldwide, Inc., 3.500%, 10/15/25	12,282,610

Internet Software & Services: 0.8%
5,946,000	Digital River, Inc., 2.000%, 11/1/30	5,581,807

Medical Equipment: 1.4%
10,261,000	Hologic, Inc., 2.000%, 12/15/37	10,081,433

Oil & Gas Equipment & Services: 0.1%
731,000	Newpark Resources, Inc., 4.000%, 10/1/17	695,364

Oil & Gas Exploration & Production: 0.0%
330,000	GMX Resources, Inc., 4.500%, 5/1/15	151,800

Retail Stores: 2.7%
20,550,000	RadioShack Corp., 2.500%, 8/1/13 – 144A	19,317,000

Semiconductors & Semiconductor Equipment: 2.5%
3,425,000	Advanced Micro Devices, Inc.,
	5.750%, 8/15/12	3,450,688
14,447,000	Rambus, Inc., 5.000%, 6/15/14	14,356,706
		17,807,394
Telecommunications: 0.1%
657,000	Cogent Communications Group, Inc.,
	1.000%, 6/15/27	627,435

Transportation Equipment Manufacturing: 0.5%
3,602,000	The Greenbrier Companies, Inc.,
	2.375%, 5/15/26	3,561,477

TOTAL CONVERTIBLE BONDS
(cost $127,944,749)		126,114,704

CORPORATE BONDS: 31.3%

Automotive Parts: 0.6%
3,965,000	TRW Automotive, Inc.,
	8.875%, 12/1/17 – 144A	4,391,238

Construction & Engineering: 1.9%
12,842,000	MasTec, Inc., 7.625%, 2/1/17	13,387,785

Consumer Goods: 3.9%
16,310,000	Hanesbrands, Inc., 4.113%, 12/15/14	16,350,938
650,000	Hanesbrands, Inc., 8.000%, 12/15/16	719,063
2,070,000	The Scotts Miracle-Gro Co.,
	7.250%, 1/15/18	2,245,950
7,738,000	TreeHouse Foods, Inc., 7.750%, 3/1/18	8,405,402
		27,721,353
Electrical Equipment and Instruments: 1.2%
8,685,000	Wesco Distribution, Inc., 7.500%, 10/15/17	8,923,837

Entertainment: 2.2%
15,208,000	Ticketmaster Entertainment, Inc.,
	10.750%, 8/1/16	16,158,500

Environmental Services: 0.9%
6,223,000	Clean Harbors, Inc., 7.625%, 8/15/16	6,526,371

Healthcare: 1.5%
9,602,000	BioScrip, Inc., 10.250%, 10/1/15	10,466,180

Oil & Gas Exploration & Production: 10.5%
2,472,000	Bill Barrett Corp., 9.875%, 7/15/16	2,743,920
5,829,000	McMoRan Exploration Co.,
	11.875%, 11/15/14	6,018,442
13,302,000	PetroQuest Energy, Inc., 10.000%, 9/1/17	13,767,570
8,678,000	Quicksilver Resources, Inc., 8.250%, 8/1/15	8,157,320
100,000	Quicksilver Resources, Inc., 7.125%, 4/1/16	77,500
11,789,000	Range Resources Corp., 7.500%, 10/1/17	12,348,977
17,491,000	Rosetta Resources, Inc., 9.500%, 4/15/18	19,152,645
2,764,000	Sandridge Energy, Inc., 4.093%, 4/1/14	2,739,387
10,212,000	Stone Energy Corp., 6.750%, 12/15/14	10,212,000
		75,217,761
Oil & Gas Refining & Marketing: 0.5%
3,165,000	Frontier Oil Corp., 8.500%, 9/15/16	3,331,163

Publishing: 0.1%
817,000	Gannett Co, Inc., 9.375%, 11/15/17	915,040

Pulp & Paper: 0.8%
5,164,000	Resolute Forest Products, Inc.,
	10.250%, 10/15/18	5,757,860

Real Estate: 0.6%
4,172,000	General Growth Properties, Inc.,
	7.200%, 9/15/12	4,192,860

Telecommunications: 3.4%
22,202,957	CCH II LLC, 13.500%, 11/30/16	24,811,804

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

SCHEDULE OF INVESTMENTS at June 30, 2012 (Unaudited) (Con’t)

Principal		Value
CORPORATE BONDS: 31.3% (Con’t)

Transportation Equipment Manufacturing: 0.4%
$2,753,000	Westinghouse Air Brake Technologies
	Corp., 6.875%, 7/31/13	$2,890,650

Wood Product Manufacturing: 2.8%
17,857,000	Leucadia National Corp., 7.000%, 8/15/13	18,682,886
1,158,000	Leucadia National Corp., 7.750%, 8/15/13	1,223,138
		19,906,024
TOTAL CORPORATE BONDS
(cost $224,608,158)		224,598,426

Shares
SHORT-TERM INVESTMENT: 3.2%

Money Market Instrument^
23,149,743	AIM Liquid Assets, 0.150%
	(cost $23,149,743)	$23,149,743

TOTAL INVESTMENTS IN SECURITIES
(cost $678,035,767): 99.1%		711,519,430
Other Assets and Liabilities: 0.9%		6,269,498
NET ASSETS: 100.0%		$717,788,928

*	Non-income producing security.
º	Investment in affiliated security (note 5).
#	U.S. security of foreign issuer.
144A
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  These securities have been deemed to be liquid by the Fund’s adviser under the supervision of the Board of Directors.  As of June 30, 2012, the value of these investments was $23,708,238, or 3.3% of total net assets.

^	Rate shown is the 7-day effective yield at June 30, 2012.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF ASSETS AND LIABILITIES at June 30, 2012 (Unaudited)

ASSETS
Investments in securities, at value (cost $678,035,767)	$711,519,430
Receivables:
Securities sold	3,470,813
Fund shares sold	405,925
Dividends and interest	6,714,160
Prepaid expenses	35,492
Total assets	722,145,820

LIABILITIES
Payables:
Due to affiliate (Note 5)	420,395
Securities purchased	1,342,591
Fund shares redeemed	2,382,674
Accrued expenses	211,232
Total liabilities	4,356,892

NET ASSETS	$717,788,928

Capital shares issued and outstanding (60,000,000 shares authorized, $0.01 par value)	30,964,655

Net asset value, offering and redemption price per share	$23.18

COMPONENTS OF NET ASSETS
Capital stock at par value	$309,647
Paid-in capital	663,855,702
Accumulated net investment gain	3,285,744
Undistributed net realized gain on investments	16,854,172
Net unrealized appreciation on investments	33,483,663
NET ASSETS	$717,788,928

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENT OF OPERATIONS For the Six Months Ended June 30, 2012 (Unaudited)

INVESTMENT INCOME
Income
Interest	$10,793,473
Dividends (net of foreign withholding taxes of $8,262)	3,032,228
Total income	13,825,701

Expenses
Advisory fees (Note 5)	2,621,942
Transfer agent fees (Note 6)	408,010
Administration fees	147,215
Fund accounting fees	58,568
Administration fees – Corbyn (Note 5)	52,411
Reports to shareholders	35,702
Custody fees	30,772
Blue sky fees	24,831
Miscellaneous fees	23,945
Directors fees	21,359
Legal fees	20,174
Audit fees	14,057
Insurance fees	14,014
Total expenses	3,473,000
Net investment income	10,352,701

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	14,892,191
Change in net unrealized appreciation/depreciation on investments	(9,688,451)
Net realized and unrealized gain on investments	5,203,740
Net increase in net assets resulting from operations	$15,556,441

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	June 30, 2012#	December 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$10,352,701	$20,257,259
Net realized gain on investments	14,892,191	24,260,039
Change in net unrealized appreciation/depreciation on investments	(9,688,451)	(52,118,077)
Net increase (decrease) in net assets resulting from operations	15,556,441	(7,600,779)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(27,706,977)
From net realized gain	—	(18,593,281)
Total distributions to shareholders	—	(46,300,258)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)+	(36,723,431)	(37,853,714)
Total decrease in net assets	(21,166,990)	(91,754,751)

NET ASSETS
Beginning of period	738,955,918	830,710,669
End of period (including accumulated net investment gain/(loss)
of $3,285,744 and ($7,066,957), respectively)	$717,788,928	$738,955,918

(a)A summary of capital share transactions is as follows:

	Six Months Ended		Year Ended
	June 30, 2012#		December 31, 2011
	Shares	Value	Shares	Value
Shares sold	3,097,612	$72,996,516	11,522,484	$278,987,824
Shares issued in reinvestment of distributions	—	—	2,002,046	45,518,365
Shares redeemed+	(4,686,379)	(109,719,947)	(15,305,772)	(362,359,903)
Net decrease	(1,588,767)	$(36,723,431)	(1,781,242)	$(37,853,714)

#Unaudited.
+Net of redemption fees of $27,493 and $74,850, respectively.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

	Six Months
	Ended
	June 30,		Year Ended December 31,
	2012#		2011	2010	2009	2008	2007
Net asset value, beginning of period	$22.70		$24.19	$22.69	$20.36	$23.59	$23.43

INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
Net investment income	0.32		0.58	0.56	0.71	0.43	0.55
Net realized and unrealized gain (loss) on investments	0.16		(0.66)	1.82	2.47	(3.18)	0.70
Total from investment operations	0.48		(0.08)	2.38	3.18	(2.75)	1.25

LESS DISTRIBUTIONS:
From net investment income	—		(0.82)	(0.72)	(0.83)	(0.34)	(0.56)
From net realized gain	—		(0.59)	(0.16)	(0.02)	(0.16)	(0.53)
Total distributions	—		(1.41)	(0.88)	(0.85)	(0.50)	(1.09)
Paid-in capital from redemption fees (Note 1)	—	*	— *	— *	— *	0.02	— *
Net asset value, end of period	$23.18		$22.70	$24.19	$22.69	$20.36	$23.59
Total return	2.11	%^	(0.26%)	10.63%	15.83%	(11.72%)	5.32%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$717.8		$739.0	$830.7	$528.5	$308.2	$257.9
Ratio of expenses to average net assets	0.93	%+	0.91%	0.95%	1.03%	1.06%	1.03%
Ratio of net investment income to average net assets	2.76	%+	2.40%	2.51%	3.67%	2.15%	2.24%
Portfolio turnover rate	16.20	%^	58.32%	59.99%	46.77%	47.11%	53.75%

#	Unaudited.
*	Amount less than $0.01 per share.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited)

Note 1 – Significant Accounting Policies

Greenspring Fund, Incorporated (the “Fund”) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is organized as a Maryland corporation and commenced operations on July 1, 1983.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Investment transactions and related investment income – Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividends determined to be a return of capital are recorded as a reduction of the cost basis of the security. Realized gains and losses from investment transactions are reported on an identified cost basis.

Valuation of investments – Securities listed on a national securities exchange or the NASDAQ National Market are valued at the last reported sale price or the official closing price for certain markets on the exchange of major listing as of the close of the regular session of the New York Stock Exchange.

Securities that are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by Corbyn Investment Management, Inc. (“Corbyn” or the “Adviser”) to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Adviser deems appropriate.

Investments in open-end management investment companies are valued at the net asset value of the shares of that investment company.

Short-term investments are valued at amortized cost, which approximates fair market value. The value of securities that mature, or have an announced call, within 60 days will be valued at market value.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Adviser as directed by the Fund’s Board of Directors (the “Board”).

In determining fair value, the Adviser, as directed by the Board, considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited) (Con’t)

Level 1 –	Unadjusted quoted prices in active markets for identical securities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the security, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the security, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the security, and which would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.  The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2012:

	Quoted Prices	Significant Other	Significant	Carrying Value
	in Active	Observable	Unobservable	at June 30,
	Markets	Inputs	Inputs	2012
	Level 1	Level 2	Level 3	Total
Common Stocks	$337,656,557	$—	$—	$337,656,557
Convertible Bonds	—	126,114,704	—	126,114,704
Corporate Bonds	—	224,598,426	—	224,598,426
Short-Term Investment	23,149,743	—	—	23,149,743
Total	$360,806,300	$350,713,130	$—	$711,519,430

See Schedule of Investments for industry breakdown.

Transfers between levels are recognized at the end of the reporting period. During the six months ended June 30, 2012, the Fund recognized no transfers between valuation levels.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, "Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2011-04 clarifies existing requirements for measuring fair value and for disclosure about fair value measurements in converged guidance of the FASB and the International Accounting Standards Board.  ASU No. 2011-04 has been adopted by the Fund and there has been no material impact to the disclosures.

Dividends and distributions to stockholders – The Fund records dividends and distributions to shareholders on the ex-dividend date.

Redemption fees – The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund is intended for long-term investors. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund’s investment program by requiring the Fund to have excess cash on hand or to liquidate holdings to accommodate redemptions. In addition, frequent purchases and redemptions may impede efficient Fund management and create

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited) (Con’t)

additional transaction costs that are borne by all shareholders. To the extent that the Fund invests a significant portion of its assets in small-cap securities or high-yield bonds, it may be subject to the risks of market timing more than a fund that does not. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller’s redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary. However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies. The Fund reserves the right to reject combined or omnibus orders in whole or in part.

To calculate redemption fees, after first redeeming any shares associated with reinvested dividends or other distributions, the “first-in, first out” method is used to determine the holding period.  Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account.  If the holding period for shares purchased is 60 days or less, the fee will be charged.  The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.  The redemption fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

In compliance with Rule 22c-2 under the 1940 Act, Quasar Distributors, LLC, on behalf of the Fund, has entered into written agreements with each of the Fund’s financial intermediaries, under which the intermediaries must, upon request, provide the Fund with certain shareholder and identity trading information so that the Fund can enforce its frequent trading policies.

Risk of loss arising from indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Dividends and Distributions

It is the Fund’s policy to declare dividends from net investment income and distributions from net realized gains as determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the portfolio’s capital accounts to reflect income and gains available for distribution under income tax regulations.

On July 13, 2011 an income dividend of $0.39 per share was declared, payable on July 14, 2011, to shareholders of record on July 12, 2011. Additionally, on December 14, 2011, an income dividend of $0.43 per share and a long-term capital gain distribution of $0.59 per share were declared, payable on December 15, 2011 to shareholders of record on December 13, 2011. The tax character of distributions paid during the six months ended June 30, 2012 and the year ended December 31, 2011 was as follows:

Distributions paid from:	June 30, 2012	December 31, 2011
Ordinary income	$ —	$27,660,406
Long-term capital gain	$ —	$18,639,852

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited) (Con’t)

These dividends are either distributed to shareholders or reinvested in the Fund as additional shares issued to shareholders. For those shareholders reinvesting the dividends, the number of shares issued is based on the net asset value per share as of the close of business on the ex-dividend date.

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2011.

Note 3 – Purchases and Sales of Investments

For the six months ended June 30, 2012, purchases and sales of investments, other than short-term investments, aggregated $124,200,232 and $113,611,061, respectively.

Note 4 – Federal Income Taxes

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income. Therefore, no federal income tax provision is required.

As of and during the six months ended June 30, 2012, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Generally, tax authorities can examine tax returns filed for all open tax years (2008-2011).

Required Fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes.

Accordingly, the composition of net assets and distributions on a tax basis may differ from those reflected in the accompanying financial statements. As of December 31, 2011, the Fund’s most recently completed year end, the components of distributable earnings on a tax basis were as follows:

Cost of investments	$700,889,707
Gross tax unrealized appreciation	74,988,290
Gross tax unrealized depreciation	(38,883,133)
Net tax unrealized appreciation	36,105,157
Undistributed ordinary income	—
Undistributed long-term capital gain	2,252,976
Total distributable earnings	2,252,976
Other accumulated gains/(losses)	(290,995)
Total accumulated earnings/(losses)	$38,067,138

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no

Greenspring Fund, Incorporated

NOTES TO FINANCIAL STATEMENTS June 30, 2012 (Unaudited) (Con’t)

effect on net assets or net asset value per share.  For the year ended December 31, 2011, the Fund decreased accumulated net investment loss by $4,298,454 and decreased undistributed net realized gain on investments by $4,298,454.  The Fund incurred losses for tax purposes of $290,995 for the period of November 1, 2011 to December 31, 2011.  As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising in the fiscal year ending December 31, 2012.

Note 5 – Transactions with Affiliated Parties

Corbyn serves as the Fund’s investment adviser. Under an agreement between the Fund and Corbyn, the Fund pays Corbyn a fee of 0.75% of the first $250 million of average daily net assets, 0.70% of average daily net assets between $250 million and $500 million and 0.65% of average daily net assets in excess of $500 million, which is computed daily and paid monthly. For the six months ended June 30, 2012, the Fund incurred $2,621,942 in advisory fees.

The Fund has also entered into a Services Agreement with Corbyn to provide various administrative services. As compensation, the Fund pays Corbyn a fee of $2,500 per month plus 0.01% of average daily net assets, which is computed daily and paid monthly. For the six months ended June 30, 2012, the Fund incurred $52,411 in administrative fees to Corbyn.

At June 30, 2012, investors for whom Corbyn was investment adviser held 844,270 shares of the Fund.

A company is considered to be an affiliate of the Fund under the 1940 Act if the Fund’s holdings of that company represent 5% or more of the outstanding voting securities of the company. Transactions with companies that are or were affiliates during the six months ended June 30, 2012 are as follows:

	Beginning	Purchase	Sales	Ending	Dividend
Issuer	Cost	Cost	Cost	Cost	Income	Shares	Value
Michael Baker Corp.	$16,353,157	$64,682	$—	$16,417,839	$—	647,305	$16,888,187
Southern National
Bancorp of Virginia	4,167,109	—	—	4,167,109	17,673	589,083	4,465,249

Note 6 – Shareholder Servicing Fees

Both the Fund and Corbyn have entered into various Shareholder Servicing Agreements, whereby a fee is paid to certain service agents who administer omnibus accounts for indirect shareholders of the Fund. The Board of Directors has authorized the Fund to pay the amount of the fees it estimates the Fund would have been charged by its transfer agent for administering the accounts on an individual basis. The amount is included in “Transfer agent fees” on the accompanying Statement of Operations. For the six months ended June 30, 2012, the Fund incurred $339,248 of such fees.

Note 7 – New Accounting Pronouncement

In December 2011, FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Adviser is currently evaluating the impact ASU No. 2011-11 will have on the financial statement disclosures.

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Continuance of the Investment Advisory Agreement (the “Agreement”) must be considered annually by the directors of the Fund who are not parties to the Agreement or “interested persons” of any such party (as defined in the 1940 Act) (the “Independent Directors”).  In order for continuance to be approved, a majority of the Independent Directors must vote for such approval at an in-person meeting called for this purpose.

The Board of Directors (the “Board”), including a majority of the Independent Directors, approved the continuance of the Agreement most recently at an in-person meeting in February 2012.  To assist the Directors in their evaluation of the Agreement, the Board was supplied with extensive information by the Adviser in advance of the meeting.  After a detailed presentation by the Adviser, during which the written materials were reviewed and questions from the Board were answered, the Independent Directors met separately to consider the approval of the Agreement.  The Board as a whole, and the Independent Directors voting separately, then approved the continuation of the Agreement as being in the best interest of the Fund.  In considering the Agreement, the Board did not identify any particular overriding factor, but considered all the information available.

Below is a summary of the primary factors considered by the Board and the conclusions thereto that formed the basis for the Board approving the continuance of the Agreement:

1.
The nature, extent, and quality of the services to be provided by the Adviser under the Agreement.  The Board considered the specific responsibilities of all aspects of the daily management of the Fund.  The Board considered the qualifications and experience of the portfolio manager and other key personnel of the Adviser involved with the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including the backgrounds of the chief compliance officers of both the Fund and the Adviser, as well as the Adviser’s compliance record.  The Board also considered the Adviser’s marketing efforts and its continued commitment to the Fund’s growth.  The Board noted that the Adviser has managed the Fund since its inception, providing a consistent investment approach with low turnover of the Adviser’s staff.  The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under its advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory and reliable.

2.
The Fund’s historical investment performance.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund for periods ended December 31, 2011 on both an absolute basis, and in comparison to the performance of various category, relative index and major market benchmarks.  The Board noted that the Fund’s 1-year return of -0.3% was in line with the 1-year performance of its category benchmarks, which are groups of other mutual funds with similar investment styles selected by independent providers of mutual fund information.  The Fund’s long-term performance continued to exceed that of the category benchmarks.  The Board also considered the consistency of returns and the level of risk taken.  The Board concluded that the Adviser’s historical investment performance was highly satisfactory given the market conditions and consistent with the Fund’s long-term performance objective.

3.
The costs of the services to be provided by the Adviser and the structure of the Adviser’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed a presentation prepared by the Adviser comparing the Fund to a group of eleven peer funds.  Each of

Greenspring Fund, Incorporated

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited) (Con’t)

the peer funds used a research-intensive investment style similar to that of the Fund, were not part of large fund complexes, and did not have a 12b-1 Plan.  The Board considered that the Fund’s contractual advisory fee of 0.69% was less than the median contractual advisory fee of the peer funds at a common net asset level.  The Board also considered that the Fund’s total expense ratio of 0.91% was lower than the median total expense ratio of the peer funds.  The Board concluded that, although the Adviser had not agreed to waive and/or reimburse Fund expenses at a certain level, the Adviser had consistently maintained an annual expense ratio below the peer group median.  Additionally, the fees charged by the Adviser were comparable with the fees it charged to its other separately managed accounts and were not excessive.

4.
Economies of scale.  The Board also considered that economies of scale would be expected to be realized by the Adviser as the assets of the Fund grow.  The Board noted that the Agreement’s fee schedule included breakpoints at net asset levels of $250 million and $500 million, whereby the fees paid by the Fund would decrease at the higher asset levels.  The Board concluded that net assets were above $500 million for the entire year allowing the Fund and its shareholders to take advantage of these economies of scale.

5.
Costs of services provided and profits to be realized by the Adviser.  The Board then discussed the costs of the services to be provided and the profitability of the Adviser.  Specific attention was given to the methodologies followed in allocating shared costs to the Fund.  The Board recognized that the cost allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results.  In this regard, the Board noted that the allocation appeared reasonable.  After such review, the Board determined that the profitability of the Adviser with respect to the Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services to the Fund.

6.
Other factors and considerations.  The Board periodically reviews and considers other material information throughout the year relating to the quality of services provided to the Fund, such as the receipt of research services in exchange for soft dollar credit in connection with commissions on the Fund’s equity transactions.  The Board noted that the commissions paid by the Fund are reasonable and that the Fund receives quality execution, regardless of whether the commissions are used to pay for research through soft dollar arrangements.  Other material information considered includes the Adviser’s management of its relationship with the Fund’s third party service providers and expenses paid to those third parties.  Also, at its quarterly meetings, the Board reviews detailed information relating to the Fund’s portfolio and performance, and receives a presentation from the Fund’s portfolio manager.

The Board did not identify any single factor discussed previously, but instead considered all factors collectively in its determination to approve the Agreement.  The Directors, including a majority of the Independent Directors, concluded that the terms of the Agreement are fair and reasonable, that the Adviser’s fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser and that the Agreement is in the best interest of the Fund.

Greenspring Fund, Incorporated

NOTICE TO SHAREHOLDERS June 30, 2012 (Unaudited)

Proxy Voting Policies and Proxy Voting Record
The Fund’s proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Fund at (800) 366-3863 or info@greenspringfund.com. The Fund will send the information within three business days of receipt of the request, by first class mail or other means designed to ensure equally prompt delivery. The Fund’s proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Reports and Householding
In an attempt to reduce shareholder expenses, we will mail only one copy of the Fund’s Summary Prospectus and each Annual and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 366-3863. We will begin sending you individual copies 30 days after receiving your request.

The Fund’s Prospectus, Statement of Additional Information, Annual Report, and Semi-Annual Report, along with its first and third quarter portfolio holdings, are available on the Fund’s website at www.greenspringfund.com.

Privacy Policy
The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information we collect is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, but not for marketing solicitation, as well as non-affiliated third parties who provide non-financial services to the Fund such as our Transfer Agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables us to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-366-3863 or info@greenspringfund.com.  Thank you.

Greenspring Fund, Incorporated

Performance Since Inception on
July 1, 1983 through June 30, 2012
(Unaudited)

HOW $10,000 INVESTED ON 7/1/83 WOULD HAVE GROWN*

*
Figures include changes in principal value, reinvested dividends and capital gains distributions.  Past expense limitations increased the Fund’s return.  This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund since inception through June 30, 2012.  The total value of $146,823 assumes the reinvestment of dividends and capital gains, but does not reflect the effect of any redemption fees.  This chart does not imply any future performance.

Average annual total returns for the one, three, five and ten year periods ended June 30, 2012 were 0.24%, 7.30%, 2.58% and 6.92%, respectively.  Average annual returns for more than one year assume a compounded rate of return and are not the Fund’s year-by-year results, which fluctuated over the periods shown.  Returns do not reflect taxes that shareholders may pay on Fund distributions or redemption of Fund shares.

Greenspring Fund, Incorporated
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

DIRECTORS
Charles vK. Carlson, Chairman
William E. Carlson
David T. Fu
Sean T. Furlong
Michael J. Fusting
Michael P. O’Boyle

OFFICERS
Charles vK. Carlson
President and Chief Executive Officer

Michael J. Fusting
Sr. Vice President and
Chief Financial Officer

Elizabeth Agresta Swam
Chief Compliance Officer,
Secretary, Treasurer
and AML Officer

INVESTMENT ADVISER
Corbyn Investment Management, Inc.
2330 West Joppa Road, Suite 108
Lutherville, MD 21093-7207

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 N. RiverCenter Dr., Suite 302
Milwaukee, WI 53212

LEGAL COUNSEL
K&L Gates LLP
1601 K Street NW
Washington, DC 20006

Symbol – GRSPX
CUSIP – 395724107

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Greenspring Fund, Incorporated

By (Signature and Title)*        /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date      August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Charles vK. Carlson
Charles vK. Carlson, Chief Executive Officer

Date      August 20, 2012

By (Signature and Title)*        /s/Michael J. Fusting
Michael J. Fusting, Chief Financial Officer

Date      August 20, 2012

* Print the name and title of each signing officer under his or her signature.